J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Core Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated July 25, 2011 to the Summary Prospectuses dated November 1, 2010

Effective as of the close of business on September 2, 2011, the JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) will be publicly offered on a limited basis. Investors will not be eligible to purchase shares of the Fund, except as described in the Fund’s prospectuses. (See the prospectus supplement dated July 25, 2011 for more information.)

Effective immediately, the first paragraph of each summary prospectus is deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/fundsdocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2010, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-USLCCP-711